MONEY MARKET PORTFOLIOS

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — WILLIAMS CAPITAL SHARES

SUPPLEMENT DATED MAY 18, 2020 TO

PROSPECTUS AND SAI DATED APRIL 1, 2020

PENDING LIQUIDATION OF PRIME OBLIGATIONS PORTFOLIO

The Board of Trustees (the “Board”) of Northern Institutional Funds (the “Trust”) has determined, after consideration of a number of factors, that it is in the best interests of the Prime Obligations Portfolio (the “Portfolio”) and its shareholders that the Portfolio be liquidated and terminated on or about July 10, 2020 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers. The pending liquidation of the Portfolio may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

As of the date of this supplement, Williams Capital Shares of the Portfolio have not commenced operations and are not offered for purchase.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 www.northerninstitutionalfunds.com	NIF SPT WC (5/20)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS